UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d)
            OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): June 23, 2005


                          CPI CORP.
    (Exact name of registrant as specified in its charter)


        Delaware                 1-10204              43-1256674
(State of Incorporation) (Commission File Number) (IRS Employer
                                                  Identification No.)


           1706 Washington Ave., St. Louis, Missouri     63103
            (Address of Principal Executive Offices)   (Zip Code)


  Registrant's telephone number, including area code: (314) 231-1575


[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.  Entry into a Material Definitive Agreement

     On June 23, 2005, the shareholders of CPI Corp. (the "Company") approved the amendment to the CPI Corp. Restricted Stock Plan, as amended and restated as of April 14, 2005 to increase the number of shares of common stock reserved under the Plan by 200,000 shares.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                CPI CORP.


                                By: /s/ Gary W. Douglass
                                    __________________________________
                                    Name:  Gary W. Douglass
                                    Title: Executive Vice President,
                                           Finance, Chief Financial
                                           Officer and Member, Office
                                           of the Chief Executive

Dated:  June 28, 2005